UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 10, 2021

Blend Labs, Inc.
(Exact name of Registrant, as specified in its charter)

Delaware	001-40599	45-5211045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
415 Kearny Street
San Francisco, California 94108
(Address of principal executive offices, including zip code)
(650) 550-4810
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	BLND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On November 10, 2021, Blend Labs, Inc. (the “Company” or “Blend”) issued a press release announcing its financial results for the third fiscal quarter ended September 30, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 7.01    Regulation FD Disclosure
On November 10, 2021, Blend posted supplemental investor materials on the investor relations section of its website (investor.blend.com). Blend announces material information to the public about Blend, its products and services and other matters through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, webcasts, the investor relations section of its website (investor.blend.com), its blog (blend.com/blog) and its Twitter account (@blendlabsinc) in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
In connection with the change in accounting principles described below, the Company is also updating its guidance to adjust revenue and pro forma revenue guidance for fiscal 2021 to present Title365 revenue on a net basis.
The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01    Other Events
IPO Lock-Up Release

In connection with the initial public offering of shares (the “IPO”) of Blend’s Class A common stock (the “Common Stock”), Blend’s executive officers, directors, and holders of substantially all of the Common Stock and securities convertible into the Common Stock (collectively, the “Shares”) entered into lock-up agreements with the underwriters that restrict their ability to sell or transfer their Shares, or otherwise engage in certain transactions related to their Shares, for a period of 180 days after July 15, 2021, subject to certain exceptions (such period, the “restricted period”).
In accordance with the lock-up agreements and Blend’s release of its financial results for the third fiscal quarter ended September 30, 2021 on November 10, 2021, the restricted period shall end as to all Shares at the opening of trading on November 16, 2021 and the Shares will become eligible for sale in the public market, subject to trading limitations on Shares held by affiliates of Blend, continued vesting of any unvested equity awards as of such date, and Blend’s insider trading policy.

Adoption of Title365 Net Revenue Accounting Policy

As previously reported, on March 12, 2021, the Company entered into a definitive agreement for the acquisition (the “Acquisition”) of Title365 (a carve-out business of Mr. Cooper Group Inc.) (“Title365”), pursuant to the terms of the Stock Purchase Agreement (the “Purchase Agreement”), by and among the Company, Title365 Holding Co, Xome Holdings LLC and for purposes of certain sections of the Purchase Agreement, Mr. Cooper Group Inc. Following the execution of the Purchase Agreement, in accordance with Item 3-05 of Regulation S-X, the Company included in the Company’s final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on July 15, 2021 (the “Final Prospectus”) contained in its Registration Statement on Form S-1 for its initial public offering unaudited pro forma financial information for the fiscal year ended December 31, 2020 and for the three months ended March 31, 2021. Following the closing of the Acquisition on June 30, 2021 (the “Closing), in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the “Form 10-Q”), the Company presented certain unaudited pro forma financial information for the six months ended June 30, 2021.
Following the Closing and the filing of the Form 10-Q, the Company determined to present the going-forward financial results of Title365 on a net basis, in which title premiums revenue is reported net of fees paid to insurance underwriters. Net revenue presentation differs from Title365’s predecessor accounting policy, in which title premiums revenue was reported on a gross basis.
The adoption of net revenue accounting policy does not affect gross profit, operating income (loss), or net income (loss). The Company is not revising Title365’s predecessor financial statements, but is supplementally providing information to show the impact the adoption of net revenue accounting policy would have had on the unaudited historical pro forma information previously provided by the Company for the full year 2020, the three months ended March 31, 2021, and six months ended June 30, 2021.
The table below shows the impact of the adoption of net revenue accounting policy for the full year 2020 to certain unaudited pro forma financial information included in the Final Prospectus:

	Title365 Historical				Blend Labs, Inc. Pro Forma Results (Unaudited)
	For the Year Ended December 31, 2020
	As previously reported	As adjusted	Change		As previously reported	As adjusted	Change
	(in thousands)				(in thousands)
Revenue	$212,098	$197,872	$14,226	7%	$308,127	$293,901	$14,226	5%
Cost of revenue	155,859	141,633	14,226	10%	190,148	175,922	14,226	8%
Gross profit	$56,239	$56,239	—	—%	$117,979	$117,979	—	—%

The table below shows the impact of the adoption of net revenue accounting policy for the three months ended March 31, 2021 to certain unaudited pro forma financial information included in the Final Prospectus:

	Title365 Historical				Blend Labs, Inc. Pro Forma Results (Unaudited)
	For the Three Months Ended March 31, 2021
	As previously reported	As adjusted	Change		As previously reported	As adjusted	Change
	(in thousands)				(in thousands)
Revenue	$73,118	$67,787	$5,331	8%	$104,993	$99,662	$5,331	5%
Cost of revenue	48,954	43,623	5,331	12%	59,814	54,483	5,331	10%
Gross profit	$24,164	$24,164	—	—%	$45,179	$45,179	—	—%

The table below shows the impact of the adoption of net revenue accounting policy for the six months ended June 30, 2021 to certain unaudited pro forma financial information included in the Form 10-Q:

	Blend Labs Inc. Unaudited Pro Forma Financial Information
	Six Months Ended June 30, 2021				Six Months Ended June 30, 2020
	As previously reported	As adjusted	Change		As previously reported	As adjusted	Change
	(in thousands)				(in thousands)
Revenue	$203,211	$193,077	$10,134	5%	$132,584	$126,618	$5,966	5%
Net loss	$(44,064)	$(44,064)	—	—%	$(12,858)	$(12,858)	—	—%

Item 9.01      Financial Statements and Exhibits
(d) Exhibits

Exhibit No.
99.1	Press Release, dated November 10, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blend Labs, Inc.
Date: November 10, 2021
	By:	/s/ Marc Greenberg
	Name:	Marc Greenberg
	Title:	Head of Finance (Principal Financial Officer)